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                                                                    Exhibit 10.2
                                                                    ------------

                             FILENE'S BASEMENT CORP.
                           1990 EQUITY INCENTIVE PLAN

                           AS AMENDED OCTOBER 3, 1996


1. PURPOSE
----------

     The purpose of this Equity Incentive Plan (the "Plan") is to advance the interests of Filene's Basement Corp. (the "Company") by enhancing its ability to
(a) attract and retain employees who are in a position to make significant contributions to the success of the Company and its subsidiaries, if any; (b) reward employees for such contributions; and (c) encourage employees to take into account the long-term interests of the Company through ownership of shares of the Company's common stock ("Stock").

     The Plan is intended to accomplish these goals by enabling the Company to grant Awards to eligible employees. Awards may be in the form of Options (as described in section 6.1), which may include Stock Appreciation Rights (as described in Section 6.2), Restricted Stock or Unrestricted Stock Awards (as described in Section 6.3), Deferred Stock Awards (as described in Section 6.4), Performance Awards (as described in Section 6.5), or loans or supplemental grants (as described in Section 6.6), or combinations thereof.


2. ADMINISTRATION
-----------------

     The Plan will be administered by the Board of Directors of the Company (the "Board") or a committee (the "Committee") appointed by the Board. The Committee shall consist of at least two directors of the Board. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Following registration of the Stock under the Securities Exchange Act of 1934, the Committee shall consist of the minimum number of directors required under rule 16b-3 under the Act, all of whom shall be "disinterested persons" within the meaning of that Rule. References herein to "Committee" shall include the Board where the Board is administering the Plan.

     The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of Awards; (d) determine the terms and conditions of each Award; (e) waive compliance by a Participant with any obligation to be performed by him or her under an Award and waive any term or condition of an Award; (f) with the consent of the Participant, cancel an existing Award in whole or in part; (g) grant the

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Participant another Award to replace an Award or portion thereof that has been canceled; (h) prescribe the form or forms of instruments that are required under the Plan, including any written notices and elections required of Participants, or are deemed appropriate by the Committee, and change such forms from time to time; (i) adopt, amend and rescind rules and regulations for the administration of the Plan; and (j) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, will be conclusive and will being all parties.


3. EFFECTIVE DATE AND TERM OF PLAN
----------------------------------

     The Plan will become effective on the date on which it is approved by the stockholders of the Company. Grants of Awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to stockholder approval of the Plan.

     No Award may be granted under the Plan after the tenth anniversary of the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.


4. SHARES SUBJECT TO THE PLAN
-----------------------------

     Subject to adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be 400,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

     Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.


5. ELIGIBILITY AND PARTICIPATION
--------------------------------

     Those eligible to receive Awards under the Plan will be persons in the employ of the Company or any of its subsidiaries ("Employees") who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company or its subsidiaries. For purposes of this Plan, a "subsidiary" will be a corporation in which the Company owns,

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directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. The Committee will from time to time select the eligible Employees who are to be granted Awards ("Participants").

6. TYPES OF AWARDS

     6.1 Options
         -------

     (a) NATURE OF OPTIONS. An option is an Award entitling the recipient on exercise thereof to purchase Stock at a specified exercise price. Stock acquired pursuant to exercise of an Option granted hereunder shall be subject to such restrictions on transferability and such rights of repurchase by the Company, if any, as the Committee shall determine.

     Both "incentive stock options", as defined in section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Options that are not incentive stock options, may be granted under the Plan. Any Option intended to qualify as an incentive stock option will be referred to in the Plan as an "ISO". Instruments evidencing ISO's must contain such provisions as are required under applicable provisions of the Code. Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status under the Code as an incentive stock option will be effective without the consent of the Option holder.

     (b) EXERCISE PRICE. The exercise price of an Option will be determined by the Committee subject to the following:

     (1) The exercise price of an Option which is not an ISO may be any amount which is not less than 50% of the fair market value (as defined in Section 8.8) per share of the Stock at the time the Option is granted.

     (2) The exercise price of an ISO may not be less that 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value per share of the stock at the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

     (3) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

     (4) The Committee may reduce the exercise price of an Option at any time after the time of grant, but the Option will be treated as a new Option granted on the date of the reduction.


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     (c) DURATION OF OPTIONS. The latest date on which an Option may be exercised will be the tenth anniversary (fifth anniversary, in the case of an ISO granted to a ten-percent shareholder) of the date the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted.

     (d) EXERCISE OF OPTIONS. An Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the Option may be exercised.

     Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full in accordance with paragraph
(e) below for the number of shares which the Option is exercised.

     (e) PAYMENT FOR STOCK. Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing the Option (or, in the case of an Option which is not an ISO, by the Committee at or after grant of the Option), (i) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Committee expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or (ii) by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Committee (provided that, if the Stock delivered upon exercise of the Option is an original issue of authorized stock, at least so much of the exercise price as represents the par value of such Stock must be paid in cash), or (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the permissible forms of payment.

     (f) DISCRETIONARY PAYMENTS. If the market price of shares of Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2 below) exceeds the exercise price of the Option at the time of its exercise, the Committee may cancel the Option and cause the Company to pay in cash to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid. The Committee may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Committee.

     (g) SPECIAL RULE FOR ISO'S. Consistent with section 422 of the Code and any associated regulations, notices or other official pronouncements of general applicability, to the extent the


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aggregate fair market value (determined as of the time the Option is granted) of the shares of Stock with respect to which ISO's are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, such Options shall not be treated as ISO's. Nothing in this special rule shall be construed as limiting the exercisability of any Option unless the Board provides for such a limitation at the time of grant.

     6.2 Stock Appreciation Rights.
         -------------------------

     (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right entitles the Participant to receive, with respect to each share of Stock as to which the Right is exercised, the excess of (1) the share's fair market value on the date of exercise, increased if the Committee so provides by the value of dividends on the Stock, over (2) its fair market value on the date the right was granted.

     (b) GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

     (c) RULES APPLICABLE TO TANDEM AWARDS. When Stock Appreciation Rights are granted in tandem with Options, the following rules will apply:

     (1) The Stock Appreciation Right will be exercisable only at such time or times as, and to the extent that, the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

     (2) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

     (3) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

     (4) The Stock Appreciation Right will be transferable only with the related Option.

     (5) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such

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Option.

     (d) EXERCISE OF INDEPENDENT STOCK APPRECIATION RIGHTS. A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the Right may be exercised.

     Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Committee.

     6.3 Restricted and Unrestricted Stock.
         ---------------------------------

     (a) NATURE OF RESTRICTED STOCK AWARD. A Restricted Stock Award entitles the recipient to acquire shares of Stock subject to the restrictions described in paragraph (d) below ("Restricted Stock") for a price which may be either (i) any amount which is not less than 50% of the fair market value of the Stock at the time of purchase or (ii) the par value per share of the Stock.

     (b) ACCEPTANCE OF AWARD. A Participant who is granted Restricted Stock Award will have no rights with respect to such Award unless, within 60 days (or such shorter period as the Committee may specify) following the date of the Award, the Participant accepts the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instruments acceptable to the Committee.

     (c) RIGHTS AS A STOCKHOLDER. A Participant who receives Restricted Stock will have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph
(d) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

     (d) RESTRICTIONS. Except as otherwise specifically provided by the Plan, until these restrictions lapse, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of and, if the Participant ceases to be an Employee, must be resold to the Company for the amount of cash paid for the Stock, or forfeited to the Company if no cash was paid. The restrictions will lapse at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

     (e) OTHER AWARDS SETTLES WITH RESTRICTED STOCK. The Committee may, at the time any


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award described in this Section 6 is granted, provide that any or all of the
Stock delivered pursuant to the Award will be Restricted Stock.

     (f) UNRESTRICTED STOCK. The Committee may, in its sole discretion, sell to any Participant shares of stock free of restrictions under the Plan for a price which may be either (i) any amount which is not less-than 50% of the fair market value of the Stock at the time of purchase or (ii) the par value per share of the Stock.

     6.4 Deferred Stock.
         --------------

     (a) NATURE OF DEFERRED STOCK AWARD. A Deferred Stock Award entitles the recipient to receive shares of Deferred Stock, which is Stock to be delivered in the future. Delivery of all or any part of the Stock will take place at such time or times, and on such conditions, as the Committee may specify.

     (b) OTHER AWARDS SETTLED WITH DEFERRED STOCK. The Committee may, at the time any Award described in this Section 6 is granted, provide that, at the time Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the right to future delivery of Deferred Stock. Delivery of all or any of the Stick will take place at such time or times, and on such conditions, as the Committee may specify.

     6.5 Performance Awards: Performance Goals.
         -------------------------------------

     (a) NATURE OF PERFORMANCE AWARDS. A Performance Award entitles the recipient to receive, without payment, an amount , in cash or stock or a combination thereof (such form to be determined by the Committee), following the attainment of Performance Goals. Performance Goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Committee to be important to the success of the Company. The Committee will determine the Performance Goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

     (b) OTHER AWARDS SUBJECT TO PERFORMANCE CONDITIONS. The Committee may, at the time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that Performance Goals be met prior to the Participant's realization of any payment or benefit under the Award.

     6.6 Loans and Supplemental Grants.
         ------------------------------

     The Company may make a loan to a Participant, either on or after the grant to him or her

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of any Award. Such a loan may be made in connection with either the purchase of
Stock under the Award or the payment of any federal income tax in respect of income recognized as a result of the Award. The Committee will have full authority to decide whether to make such a loan and to determine the amount, terms and conditions of the loan, including the interest rate (which may be zero), whether the loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan may have a term (including extensions) exceeding ten years in duration.

     In conjunction with this Award, the Committee may at the time such Award is made or at a later date provide for and make a cash payment to the Participant not to exceed an amount equal to (a) the amount of any federal, state and local income tax on ordinary income for which the Participant will be liable with respect to the Award, plus (b) an additional amount on a grossed-up basis necessary to make him or her whole after tax, discharging all the Participant's income tax liabilities arising from all payments under this Section 6. Any cash payments under this Section 6 will be made at the time the Participant incurs federal income tax liability with respect to the Award.


7. EVENTS AFFECTING OUTSTANDING AWARDS
   -----------------------------------

     7.1 Retirement, Death and Disability.
         ---------------------------------

     If a Participant ceases to be an Employee after attainment of age 65 (or retires at such earlier age as may be approved by the Committee, in general or on an individual basis), or ceases to be an Employee by reason of death or total and permanent disability (as determined by the Committee, in its sole discretion) ( the date on which the Participant ceases to be an Employee being hereinafter referred to as the "Termination Date"), the following rules will apply:

     (a) Subject to paragraph (c) below, each Option and Stock Appreciation Right held by the Participant on his or her Termination Date will immediately be exercisable in full and will continue to be exercisable until the earlier of (1) the third anniversary of the Termination Date, and (2) the date on which the Award would be terminated had the Participant remained an Employee. If the Participant has died, his or her Award may be exercised within such limits by his or her executor or administrator, or by the person or persons to whom the Award is transferred by will or the applicable laws of descent and distribution (the Participant's "legal representative").

     (b) Subject to paragraph (c) below, each share of Restricted Stock held by the Participant on his or her Termination Date will immediately become free of the restrictions.


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     (c) If at the Participant's Termination Date exercise of an Option or Stock
Appreciation Right or lapse of restrictions on Restricted Stock was subject to performance or other conditions (other than conditions relating to the mere passage of time and continued employment) which had not been satisfied at such time, the Committee may remove or modify such conditions or provide that the Participant will receive the benefit of the Award if or when the conditions are subsequently satisfied. If the Committee does not take such action, however, such Award will terminate as to the Participant's Termination Date.

     (d) Any payment or benefits under a Deferred Stock Award, Performance Award, or supplemental grant to which the Participant has not become irrevocably entitled will be forfeited and the Award canceled as of the Participant's Termination date (but any loan will continue to be payable according to its terms), unless otherwise provided in the instrument evidencing the Award or otherwise agreed to by the Committee.

     If a Participant dies after his or her Termination Date but while an Award held by him or her is still exercisable, his or her legal representative will be entitled to exercise such Award until the earlier of (1) the third anniversary of his or her death and (2) the date on which the Award would have terminated had the Participant remained an Employee.

     7.2 Other Termination of Employment.
         -------------------------------

     If a Participant ceases to be an Employee for any reason other than those specified in Section 7.1 above, the following rules will apply:

     (a) All Options and Stock Appreciation Rights held by the Participant that were not exercisable on the date his or her employment ended will terminate. Any Awards that were so exercisable will continue to be exercisable until the earlier of (1) the date which is three months after the date his or her employment ended and (2) the date on which the Award would have terminated had the participant remained an Employee.

     (b) All Restricted Stock held by the Participant must be transferred to the Company in accordance with Section 6.3 above.

     (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or supplemental grant to which the Participant has not become irrevocably entitled will be forfeited and the Award canceled, and any loan will become due and payable, unless otherwise provided in the instrument evidencing the Award or otherwise agreed to by the Committee.

     For purposes of this Section 7.2, an Employee's employment will not be considered to have ended (1) in the case of sick leave or other leave of absence approved for purposes of the Plan by the Committee, so long as his or her right to reemployment is guaranteed either by statute

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or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, or (2) in the case of a transfer of employment between affiliated companies, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an Award in a transaction to which section 424(a) of the Code applies.

     7.3 Change in Control
         -----------------

     Not withstanding any other provision of the Plan or of any Award, in the event of a Change in Control as defined in Exhibit A the following will apply:

     (a) Each outstanding Option and Stock Appreciation Right held by an individual who has held such Option (or any other option under this Plan or any other stock option plan of the Company) of Stock Appreciation Right for at least one year will immediately become exercisable in full.

     (b) Each outstanding share of Restricted Stock held by an individual who has held such shares (or any other award of Restricted Stock hereunder) for at least one year will immediately become free of all restrictions and conditions.

     (c) Conditions on Deferred Stock Awards, Performance Awards, and supplemental grants which relate to the mere passage of time and continued employment will be removed if the holder of such Award or grant has held them (or any comparable Award or grant) for at least one year. Performance or other conditions (other than conditions relating to the mere passage of time and continued employment) will continue to apply unless otherwise provided in the instrument evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Committee.

     (d) During the 60-day period following the Change in Control; a Participant holding an Option or a Stock Appreciation Right will have the right (by giving written notice to the Company) to surrender all or part of his or her Award to the Company and receive a cash payment equal to (1) the excess of the value per share of Stock (as defined below) on the date of exercise over the exercise price per share, multiplied by (2) the number of shares subject to the surrendered Award. Such right will not apply to any Option as to which the Committee expressly excludes such rights at the date of grant. As used in this paragraph with respect to an election by a Participant to receive cash in respect of an Award which is not an ISO the term "value per share" will mean the higher of (i) the highest reported sales price, regular way, of a share of Stock on the principal stock exchange on which the Stock is traded during the 60-day period ending on the date of the Change of Control and (ii) if the Change of Control is the result of an acquisition of Stock by a "person" (as defined in Exhibit A), the highest price per share of the Stock paid by such a person. In the case of an election by a Participant to receive cash in respect of an ISO will

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mean the fair market value (As defined in Section 8.8) unless otherwise agreed to by the Participant.


8. GENERAL PROVISIONS
   ------------------

     8.1 Documentation of Awards.
         -----------------------

     Awards will be evidenced by written instruments prescribed by the Company from time to time. Such instruments may be in the form of agreements, to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

     8.2 Rights as a Stockholder: Dividend Equivalents.
         ---------------------------------------------

     Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of the Stock. The Committee may, however, on such conditions as it deems appropriate, provide that a participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

     8.3 Conditions on Delivery of Stock.
         -------------------------------

     The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Exchange Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificate evidencing the Stock bear an appropriate legend restricting transfer. If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

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     8.4 Tax Withholding.
         ---------------

     The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding requirements (the "withholding requirements").

     In the case of an Award pursuant to which Stock may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regards to such requirements, prior to the delivery of any Stock. If and to the extend that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirements.

     If at the time an ISO is exercised the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Stock received upon exercise, and (b) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

     8.5 Nontransferability of Awards.
         ----------------------------

     Except as otherwise specifically provided by the Committee, no Award (other than an Award in the form of an outright transfer of cash or unrestricted stock) may be transferred other than by will or by the laws of descent and distribution, and during an Employee's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf).

     8.6 Adjustments in the Event of Certain Transactions.
         ------------------------------------------------

     (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to common stockholders other than normal cash dividends, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

     (b) In the event referred to in paragraph (a) the Committee will also make any appropriate


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adjustments to the number and kind of shares of Stock or securities subject to
Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provisions of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan, but no such adjustments other than those required by law may adversely affect the rights of any Participant (without the Participant's consent) under any Award previously granted.

     8.7 Employment Rights.
         -----------------

     Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment with the Company or any affiliated company or affect in any way the right of the Company or any affiliated company to terminate an employment relationship at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profits in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship, even if the termination is in violation of an obligation of the Company to the Employee.

     8.8 Fair Market Value.
         -----------------

     For purposes of the Plan, fair market value of a share of Stock on any date shall be the Closing Price of the Stock. The "Closing Price" of Stock on any business day shall be the last sale price as reported on the principal market on which the Stock is traded or, if no last sale is reported, then the mean between the highest bid and the lowest asked prices on that day. If the Stock is not publicly traded and in such other circumstances as the Committee deems appropriate, the value of a share of Stock shall be determined by the Committee, whose determination shall be final and binding.

     8.9 Deferral of Payments.
         --------------------

     The Committee may agreed at any time, upon the request of the Participant, to defer the date on which any payment under an Award will be made.

     8.10 Past Services as Consideration.
          ------------------------------

     Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock, the Committee may determine that such price has been satisfied by past services rendered by the Participant.

     9. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION
        ---------------------------------------------------------------

     Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant Awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

     The Committee may at any time discontinue granting Awards under the Plan. The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at any time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) change the group of persons eligible to receive Awards under the Plan, (c) extend the time within which Awards may be granted, or (d) amend the provisions of this Section 9, and no amendment or termination of the Plan may adversely affect the rights of any Participant (without his or her consent) under any Award previously granted.

                                    EXHIBIT A
                                    ---------

                         Definition of Change of Control
                         -------------------------------

"Change of Control" shall mean the occurrence of any one of the following events:

     (a) any 'person' as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act") (other than (i) the Company,
(ii) any subsidiary of the Company, (iii) any trustee or fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the 'beneficial owner' (as defined in Section 13(d) of the 1934 Act), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

     (b) the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no 'person' (with the exception given and the method of determining 'beneficial ownership' used in clause (a) of this definition) acquires mare than 50% of the combined voting power of the Company's then outstanding securities;

     (c) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b), or (d) of this definition) whose election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

     (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

In no event shall a Change in Control be deemed to have occurred if prior thereto the Board by unanimous vote of its members present and voting, including at least two (2) such members who are employees of the Company (whose assent shall not be unreasonably withheld), so determine; PROVIDED, that no such determination shall be effective after an initial public offering of the Company's Stock. No Change in Control shall be deemed to have occurred solely by reason of an initial public offering of the Company's Stock.

                             FILENE'S BASEMENT CORP.

                     AMENDMENT TO 1990 EQUITY INCENTIVE PLAN


     Pursuant to a vote of the Board of Directors of Filene's Basement Corp. (the "Company") on October 3, 1996, the Company's 1990 Equity Incentive Plan (the "Plan") has been amended as follows:

1. Paragraph 1 of Section 2 of the Plan is amended and restated in its entirety to read as follows:

     "The Plan will be administered by the Board of Directors of the Company (the "Board") or a Committee (the "Committee") appointed by the Board. The Committee shall be composed solely of at least two individuals who are Non-Employee Directors, as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act"), and Outside Directors, as such term is defined in the Internal Revenue Code of 1986, as amended. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members.""